Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

First Trust TCW Emerging Markets Debt ETF

(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 10, 2025

Notwithstanding anything to the contrary in the supplement to the Fund’s prospectus, summary prospectus and statement of additional information dated March 11, 2025, any shareholder holding shares of the Fund as of April 14, 2025 will receive a cash redemption amount representing his or her proportionate interest in the net assets of the Fund on or around April 15, 2025 (the “Liquidation Date”), subject to any required withholdings.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE